UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 18, 2005


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                            1-10434               13-1726769
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


              Pleasantville, New York                             10570-7000
      (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14a-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                                              Page 1 of 2 pages.



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SECTION 1.        Registrant's Business and Operations

ITEM 1.01.        Entry into a Material Definitive Agreement

On November 18, 2005, the Compensation and Nominating Committee of the Board of Directors of The Reader's Digest Association, Inc. ("RDA") approved the following:

Annual salary of RDA Named Executive Officer (effective November 21, 2005):

     Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, $450,000






                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE READER'S DIGEST ASSOCIATION, INC.
                                                   (Registrant)


Date:  November 22, 2005
                                                 /s/ C.H.R. DuPree
                                            ----------------------------
                                                   C.H.R. DuPree
                                         Vice President, Corporate Secretary and
                                                Associate General Counsel